                     GENERAL AMERICAN LIFE INSURANCE COMPANY
                              PROSPECTUS SUPPLEMENT
                            DATED SEPTEMBER 19, 2001


This page supplements General American Life Insurance Company's prospectus, dated May 1, 2001, for the Flexible Premium Life Insurance Policy.

This supplement reflects: (i) the availability of an elite underwriting class in addition to the preferred, standard, and substandard classes; (ii) the availability of other variable life insurance products in states in which they have been approved; and (iii) the availability of an Executive Benefit version of the Policy for qualifying corporate-sponsored contracts in certain states. The changes are effective as of the date of this supplement. You should review this supplement and keep it with your prospectus and other important papers related to your policy. Please contact your Agent / Registered Representative if you have any questions regarding this information.

Capitalized terms in this supplement have the same meaning as set forth in the prospectus unless otherwise defined herein.

Availability of Elite Rate Class. The Company places Insureds into an elite rate class, a preferred rate class, a standard rate class, or rate classes involving a higher mortality risk. In two otherwise identical Policies, an Insured in the elite rate class will have a lower cost of insurance than an Insured in any other rate class. An Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk.

Availability of Other Variable Life Insurance Products in Certain States. The Company offers other variable life insurance products which may or may not better match your needs or interest.

Availability of Executive Benefit Version of the Policy. In certain states the Executive Benefit Version of the Policy is available for qualifying corporate-sponsored Policies. In order to qualify for Executive Benefit status, a Policy must:

    o    be part of a business-sponsored, non-qualified benefit plan;
    o    be billed to the sponsoring corporation; and
    o have a minimum planned premium for the Policy or for a group of Policies on one or more Insureds of:
         -   $100,000 per year for a minimum of seven years;
         -   $700,000 single premium; or
         - a total of $700,000 premium over a seven year period, with first year premium of at least $100,000.

If we issue a Policy or a group of Policies that meet the criteria outlined above, the Policy or Policies will be issued as an Executive Benefit version of the Policy. We may reduce certain charges for policies that qualify for the Executive Benefit version of the Policy as described in the prospectus under Adjustment of Charges. Policies which do not meet the criteria outlined above will be designated as a personal lines ("Personal Lines") version of the Policy.